CERTAIN INFORMATION INDICATED WITH [***] IN THIS DOCUMENT HAS BEEN OMITTED

FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE

COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

PDF doc# 10942

Addendum #1 to Revised 2020 ContractEffective Date: November 29, 2022

THIS ADDENDUM #1 (the “Addendum”) is effective as of the date above and is entered into by and between:

PDF Solutions, Inc. (“PDF”), a corporation headquartered at 2858 De La Cruz Blvd, Santa Clara, CA 95050; and,

Advantest America, Inc. (“Licensee”), a company headquartered at 3061 Zanker Road, San Jose, CA 95134.

WHEREAS the Parties previously entered into that certain Software License & Related Services Agreement (PDF doc# 8116), dated as of March 25, 2020 (the “SLSA”), and that purchase-specific Amendment #1 to the SLSA (PDF doc# 8406), dated as of July 29, 2020, with the amendments thereto on June 5, 2022, and October 31, 2022 (as amended, the “Revised 2020 Contract,” and together with the SLSA, the “Agreement”); and,

WHEREAS the Parties now wish to add an additional item to the A&R Price Table included in the Revised 2020 Contract, as set forth herein;

NOW, THEREFORE, in consideration of the mutual promises contained herein, the Parties hereby agree as follows:

1.	Addendum to A&R Price Table. The following additional item, with the fees set forth below, is added to the Revised Item/Resource Price List in A1-2 Amended and Restated Appendix D:
Item / Resource	Unit	Unit Price	Notes/Requirements
[***]
[***]	[***]	$ [***]	[***]
2.	Miscellaneous. This Addendum incorporates by this reference the terms and conditions of the Agreement, which together with the additional and/or changed terms contained constitute the Parties’ complete agreement with respect to the subject matter hereof. For the avoidance of doubt, the terms and conditions of the Revised 2020 Contract remain unchanged other than the addition of the additional item to the A&R Price Table, and (ii) the Revised 2020 Contract shall continue in full force and effect. The Revised 2020 Contract, as amended by this Addendum, shall hereafter be read as a single, integrated document, incorporating the changes effected by this Addendum. Capitalized terms used in this Addendum that are not otherwise defined herein shall have the meanings specified in the Agreement. This Addendum may be executed in person, by electronic/digital signature, or scanned copies (images exchanged via email), and in counterparts, each of which shall be deemed an original, and all of which together will constitute one and the same instrument.

PDF Solutions, Inc. CONFIDENTIAL INFORMATION

PDF doc# 10942 (continued)

WHEREUPON, the Parties have caused their duly authorized representatives to execute this Addendum.

PDF SOLUTIONS, INC. 2858 De La Cruz Boulevard Santa Clara, CA 95050 (USA) (408) 280-7900 Email: legal.department@pdf.com	aDVANTEST AMERICA, INC. 3061 Zanker Road San Jose, CA 95134 (408) 456-3600 Email: Teresa.Reid@advantest.com
By: /s/ ADNAN RAZA Printed Name: Adnan Raza Title: EVP, Fin. & CFO Date: 2023/03/17	By:/s/ DOUGLAS LEFEVER Printed Name: Douglas Lefever Title: President & CEO Date: 2023/03/17

PDF Solutions, Inc. CONFIDENTIAL INFORMATION

PDF doc# 10942 (continued)

Appendix A

KPI Demonstration on [***] system

[***]

[***]

PDF Solutions, Inc. CONFIDENTIAL INFORMATION